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                                  OFFICE LEASE


THIS LEASE is made on the 19th day of February, 2001.

The Landlord hereby agrees to lease to the Tenant, and the Tenant hereby agrees to hire and take from the Landlord, the Leased Premises described below pursuant to the terms and conditions specified herein:

LANDLORD:  Union Square, Limited Partnership        TENANT(S): Photogen, Inc.
                                                               Mr. Brooks
                                                               Boveroux, CFO

Address:    P.O. Box 59                         Address:    7327 Oak Ridge
            Knoxville, TN 37931                             Highway
                                                            New Hope, PA 18938


Telephone: (215) 862-1014
                                          Telephone:  609-497-1115
Facsimile: (215) 862-1023                 Facsimile:  609-497-0166
E-mail:    joannel@gemichael.com          E-mail:     bboveroux@photogen.com

1.  Leased Premises.  The Leased Premises are those premises described as:

Location:   Union Square                Suite #:    (To be determined:  Northern
                                                    end section of Building A)

Address:    58 West Bridge Street
            New Hope, PA  18938

Gross Floor Area: 6,164 square feet

2.    Terms and Options.

      A. The term of the Lease shall be for a period of three (3) year(s) commencing on the date on which Landlord delivers possession of the completed Leased Premises to Tenant, and ending on the last day of the 36th full calendar month following the commencement date, unless sooner terminated as hereinafter provided. (Note: Commencement date is determined by allowing ninety days for buildout of the Leased Premises, from the date Landlord receives a building permit.) If Tenant remains in possession of the Leased Premises with the written consent of the Landlord after the lease expiration date stated above, this Lease will be converted to a month-to-month Lease and each party shall have the right to terminate the Lease by giving at least one month's prior written notice to the other party.

      B. The period commencing on the day the tenancy begins, and ending on the last day of the twelfth month next succeeding the commencement of the term of this Lease,


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            shall constitute the first lease year as used herein, and each successive period of twelve months shall constitute a lease year.

      C. Provided that Tenant is not then in default of any of the terms and conditions of this Lease, Tenant shall have the right to renew this Lease for two (2) additional three (3) year periods under all the same terms and conditions of this Lease. This right to renew must be exercised in writing not less than ninety (90) days prior to the expiration of the initial lease term and any subsequent term thereafter.

3.    Base Rent.

      A. The Tenant agrees to pay the ANNUAL BASE RENT of One Hundred and Seventy-Two Thousand, Five Hundred and Ninety-Two Dollars ($172,592.00 payable in equal installments $14,382.67 in advance on the first day of each and every calendar month during the full term of this Lease without deduction or demand.

      B.    Rent shall be payable to Landlord's address above.

      C. Base Rent shall increase 5% per year throughout the term and any additional term of this Lease.

      D. Tenant shall pay a "late charge" of ten percent (10%) each month on a cumulative basis of any installment of rental (or any such charge as may be considered additional rental under this Lease) when paid more than ten (10) days after the due date.

      E. Tenant shall pay $50.00 for any checks returned by the bank for insufficient funds.

4. Base Rent Adjustment. If in any tax year commencing with the fiscal year 2002, the real estate taxes and property insurance on the land and building, of which the Leased Premises are a part, are in excess of the amount of real estate taxes and property insurance thereon for the fiscal year hereinafter called the "Base Year", Tenant will pay to Landlord as Additional Rent hereunder, when and as designated by notice in writing by Landlord, 100% percent of such excess for the proportionate square footage amount of the Leased Premises (5% of the approximate 130,000 sq. ft. total Union Square Condominium) that may occur in each year of the term of this Lease or any extension or renewal thereof and proportionately for any part of a fiscal year.

5. Additional Rent. All sums of money required to be paid by Tenant under this lease (except for Base Rent), whether or not the same are designated "Additional Rent", shall be owed by Tenant to Landlord as rent.

6. Common Area Maintenance Rent. Tenant shall be required to pay to Landlord, as Additional Rent for maintenance of common areas, which shall include cleaning of common hallways, the interior and exterior windows, common area lighting, trash removal, snow removal, landscape maintenance and any other maintenance expenses that are of a general
      nature.   The annual amount of Common Area Maintenance Rent for the
      first year of this


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      Lease is $1.50 per square foot of gross floor area. The monthly amount of
      Common Area Maintenance Rent is $770.50 .

7. Security Deposit. The sum of Fourteen Thousand, Three Hundred Eighty-Two and Sixty-Seven Hundredths Dollars ($14,382.67) is deposited by the Tenant with the Landlord as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to the Tenant within thirty (30) days after termination, without interest. This security deposit is not required to be placed in an escrow account.

8. Delivery of Possession. If for any reason the Landlord cannot deliver possession of the Leased Premises to the Tenant when the lease term commences, this Lease shall not be void or voidable, nor shall the Landlord be liable to the Tenant for any loss or damage resulting therefrom. However, there shall be an abatement of rent for the period between the commencement of the lease term and the time when the Landlord delivers possession. In the event Landlord is unable to deliver the Leased Premises to Tennant on or before June 30, 2001, this Lease shall be null and void and all deposit monies returned to Tenant. The Leased premises may be used only for the following purpose(s):

      Professional business office

9. Utilities. Responsibility for all utilities and services that are furnished to the Leased Premises shall be as designated below. The application for and connecting of utilities, as well as all services, shall be made by and only in the name of the responsible party.

      Electric  Tenant        Water  Tenant            Trash   Landlord
               --------             --------                  ----------

      Sewer  Tenant           Cleaning  Tenant         Telephone    Tenant
            --------                   --------                    --------

10. Condition of Leased Premises; Maintenance and Repair: Upon delivery of possession, the Leased Premises shall be in good order and repair. The Tenant agrees to take good care of and maintain the Leased Premises in good condition through the term of the lease.

      Subject to the provisions of this Lease, Tenant shall make and pay the costs of all repairs and maintenance of all interior painting; repairs and maintenance of approved signs; and repairs and replacements of all floor coverings, heating and air conditioning, lighting, and other fixtures and equipment inside the premises, and repair and restoration of all plate glass in the premises unless such repairs are required due to the neglect of Landlord. Tenant can opt to have Landlord maintain and warrant the HVAC system for $25.00 per month. (By initialing this paragraph Tenant is agreeing to pay the $25.00 per month to have Landlord maintain and warrant the HVAC system.)

                                                Tenant ____________________


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11.   Compliance with Laws and Regulations.

      A. Tenant, at its expense, shall promptly comply with all federal, state, and municipal laws, orders, and regulations, and with all lawful directives of public officers, which impose any duty upon it or Landlord with respect to the Leased Premises. The Tenant at its expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this lease, or for the making of repairs, alterations, improvements, or additions after delivery of possession. Landlord, when necessary, will join with the Tenant in applying for all such permits or licenses.

      B. Landlord represents that as of the commencement date, (i) the Leased Premises and the building of which it is a part (the "Building") will be in compliance with all applicable laws and regulations and that (ii) no written notices shall have been received by Landlord of any noncompliance with any laws or regulations applicable to the Building, requiring an installation or improvement to the Building to correct such noncompliance, which have not already been corrected.

12. Alterations and Improvements. Tenant shall not make any alterations, additions, or improvements to, or install any fixtures on, the Leased Premises without Landlord's prior written consent, which consent shall not be unduly withheld, conditioned or delayed. If such consent is given, all alterations, additions, and improvements made, and fixtures installed by Tenant shall become Landlord's property at the end of the Lease term. Landlord may, however, require Tenant to remove such fixtures, at Tenant's expense, at the end of the Lease term. Determination of removal shall be made at the time the fixtures are approved by Landlord.

13.   Assignment/Subletting Restrictions.

      A. Tenant may not assign this agreement or sublet the Leased Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Except as set forth below, any assignment, sublease or other purported license to use the Leased Premises by Tenant without the Landlord's consent shall be void and shall (at Landlord's option) terminate this Lease.

      B. Landlord's consent shall not be required with respect to any assignment or subletting to: (i) any corporation or partnership that controls, is controlled by, or is under common control with, Tenant; or (ii) any corporation resulting from the merger or consolidation with Tenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being conducted on the Premises, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant.

14.   Insurance.

      A. By Landlord. Landlord shall at all times during the term of this Lease, at its expense, insure and keep in effect on the building in which the Leased Premises are


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            located fire insurance with extended coverage. The Tenant shall not permit any use of the leased premises which will make voidable any insurance on the property of which the Leased Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the applicable fire insurance rating association. Tenant shall on demand reimburse the Landlord, and all other tenants, the full amount of any increase in insurance premiums caused by the Tenant's use of the Premises.

      B. By Tenant. Tenant shall, at its expense, during the term hereof, maintain and deliver to Landlord, upon request, public liability and property damage and plate glass insurance policies with respect to the Leased Premises. Such policies shall name the Landlord and Tenant as insured, and have limits of at least $1,000,000.00 for injury or death to any one person and $1,000,000.00 for any one accident, and with respect to damage to property and with full coverage for plate glass. Such policies shall be in whatever form and with such insurance companies as are reasonably satisfactory to Landlord, and shall name the Landlord as additional insured, and shall provide for at least ten days prior notice to Landlord of cancellation.

15. Indemnification of Landlord. Tenant shall defend, indemnify, and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises or arising out of Tenant's use or occupancy of the Leased Premises, so long as such claim, loss, expense or damage does not result from the negligence or willful misconduct of Landlord, its employees, agents, or contractors.

16. Condemnation. If all or any part of the Leased Premises is taken by eminent domain, this Lease shall expire on the date of such taking, and the rent shall be apportioned as of that date. No part of any such award shall belong to Tenant.

17. Destruction of Premises. If the building in which the Leased Premises is located is damaged by fire or other casualty, without Tenant's fault, and the damage is so extensive as to effectively constitute a total destruction of the property or building, this Lease shall terminate and the rent shall be apportioned to the time of the damage. In all other cases of damage without Tenant's fault, Landlord shall repair the damage with reasonable dispatch, and if the damage has rendered the Leased Premises wholly or partially untenable, the rent shall be apportioned until the damage is repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond the Landlord's control.

18. Landlord's Rights upon Default. In the event of any breach of this Lease by the Tenant ("Event of Default") which shall not have been cured with TEN (10) DAYS, after Tenant's receipt of written notice to Tenant, (except if the breach consists of other than a failure to pay money, in which event Tenant shall have 30 days from the receipt of such notice to cure the same, or, if the same cannot with reasonable diligence be cured with 30 days, then such reasonable period beyond 30 days as is necessary, with the exercise of due diligence, to cure


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      the same), the Landlord may exercise any or all of its rights under this
      Lease, in addition to those it may have at law or in equity.

19. Termination. Upon the occurrence of any one or more of such Event of Default, Landlord may serve upon Tenant a notice that this Lease will terminate on a date to be specified therein, and Tenant shall have no right to avoid the cancellation or termination by payment of any sum due or by other performance of any condition, term or covenant broken, and notwithstanding any statute, rule or law, or decision of any court to the contrary, Tenant shall remain liable as set forth hereinafter.

20. Right of Possession. Upon any Event of Default, or if the notice provided for above shall have been given and this Lease shall be terminated; or if the Leased Premises becomes vacant or deserted; then in all or any of such events, in addition to and not in lieu of, all other remedies of Landlord, Landlord may without notice terminate all services (including, but not limited to, the furnishing of utilities) and re-enter the Leased Premises by summary proceedings or otherwise disposes Tenant, and remove their effects and repossess and enjoy the Leased Premises, together with all alterations, additions and improvements, all without being liable to prosecution or damages therefore.

21.   Additional Remedies of Landlord.

      A. In the event of any Event of Default, re-entry, termination and/or dispossession by summary proceedings or otherwise, in addition to, and not in lieu of, all other remedies which Landlord has under this Lease, at law or in equity; (1) the Base Rent, Common Area Maintenance Rent and all Additional Rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration; and (2) Landlord may relet the Leased Premises or any part of parts thereof, either in the name of Landlord or otherwise for a term of rental which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease, for any use or purpose and may grant concessions or free rent. The refusal or failure of Landlord to relet the Leased Premises or any part or parts thereof shall not release or affect Tenant's liability from damages. In computing such liquidated damages there shall be added to the said deficiency any expenses Landlord may incur in connection with reletting, such as court costs, reasonable attorneys' fees and disbursements, brokerage, and management fees and commissions, cost of putting and keeping the Leased Premises in good order and costs of preparing the Leased Premises in good order for reletting as hereinafter provided. Landlord at Landlord's option, may make such alterations in the Leased Premises as Landlord in Landlord's sole judgment considers advisable or necessary for the purpose of reletting the Leased Premises; and the making of such alterations shall not be construed to release Tenant from liability. Landlord shall in no event be liable in any way whatsoever for failure to relet the Leased Premises, or in the event that the Leased Premises are relet, for failure to collect the rent payable under such reletting; provided that Landlord agrees to use commercially reasonable efforts to relet the Leased Premises. In no event shall Tenant be entitled to any rents (or any rents plus other sums) obtained by reletting over and above the rent herein reserved.


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      B.    In any of the circumstances mentioned above, Landlord shall have the election, in place and instead of holding Tenant so liable, to recover against Tenant, as liquidated damages for loss of the bargain and not as a penalty, a sum equal to the monthly amount of Base Rent and all Additional Rent multiplied by the number of months and fractional months which would have constituted the balance of the term (or such lesser time period specified by Landlord), together with costs and reasonable attorney's fees. Actions to collect amounts due by Tenant may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until the expiration of the Lease term.

      C. Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings granted by or under any present or future laws in the event of Tenant being evicted or disposed for any cause, or in any event of Landlord obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

      D. Exercise by Landlord of any one or more remedies available shall not be deemed to be an acceptance of surrender of the premises by Landlord, whether by agreement or operation of law, it being specifically understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

22. Confession of Judgment - Money. If the Base Rent, Additional Rent and/or other charges hereby reserved as rent shall remain unpaid on any day when the same should be paid in accordance with the terms of this Agreement, or if the Tenant defaults or breaches any of the terms, conditions or covenants of this Lease, the Tenant hereby grants the following warrant of attorney: Tenant hereby irrevocably authorizes and empowers any Prothonotary, Clerk of Court or attorney of any Court of Record, without any prior notice to Tenant to appear for the Tenant in any and all actions which may be brought for such Rent and/or charges and to confess and enter judgment against the Tenant and in favor of Landlord, its successors or assigns, for all of any part of the Base Rent or Additional Rent specified in this Lease and then unpaid including, at the option of Landlord, the rent for the entire unexpired balance of the term of this Lease, and/or other charges, costs and expenses reserved as rent or agreed to be paid by the Tenant and for interest and costs together with an attorney's commission of fifteen (15%) percent, but not less than One Thousand Dollars ($1,000.00), and thereupon writs of execution and attachment may forthwith issue and be served, without any prior notice, writ or proceeding whatsoever, for which this Lease or a copy thereof shall be sufficient warrant. Such authority shall not be exhausted by one exercise thereof, and judgment may be confessed as aforesaid from time to time as often as any of the said rent and/or charges reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term of this Lease and/or during any extension or renewal of this Lease. This provision shall be enforceable only pursuant to legal authority existing at the time of such confession and shall otherwise not invalidate the remaining terms and conditions of this Lease Agreement. Tenant releases and agrees to release Landlord, and any aforementioned attorney, from all errors and defects


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      whatsoever of a procedural nature in entering such judgment or in causing such writ or process to be issued or in any proceeding thereon or concerning the same.

 23. Confession of Judgement - Ejectment. When this Lease shall be determined by a condition broken, or if Tenant defaults or breaches any of the terms, conditions or covenants of this Lease, either during the original term or any renewal thereof and also when and as soon as the term hereby created of any extension thereof shall have expired, then, in addition to the rights and remedies set forth in Section 20 of this Lease, Tenant grants the following warrant of attorney: Tenant hereby irrevocably authorizes and empowers any Prothonotary, Clerk of Court, or any attorney of any court of record of the Commonwealth of Pennsylvania or elsewhere, without any prior notice to Tenant, to confess or enter judgment against Tenant, and in favor of Landlord, successors or assigns, and judgment in Ejectment for the recovery of the possession of the Leased Premises, for which this Lease or a copy thereof shall be sufficient warrant and, whereupon if the Landlord so desires a writ of possession may issue forthwith without any prior writ or proceedings whatsoever.

      In any judgment for ejectment and/or for rent in arrears the Landlord shall first cause to be filed in such action Affidavit made by him setting forth the facts necessary to authorize the entry of the judgment, of which facts such Affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such Affidavit shall be sufficient evident) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, and any rule of court customary practice to the contrary notwithstanding. This provision shall be enforceable only pursuant to legal authority existing at the time of such confession and shall otherwise not invalidate the remaining terms and conditions of this Lease Agreement.

24. Confession of Judgment - Waivers. TENANT IS FULLY AWARE OF THE RIGHTS THAT IT MAY HAVE PURSUANT TO THE FIFTH AND FOURTEENTH AMENDMENTS OF THE UNITED STATES CONSTITUTION AND TO ARTICLE, I, SECTION I OF THE PENNSYLVANIA CONSTITUTION TO PRIOR NOTICE AND HEARING BEFORE JUDGMENT MAY BE ENTERED AGAINST TENANT, ASSETS MAY BE GARNISHED AND/OR ATTACHED AND/OR LIENS MAY BE PLACED ON ITS REAL ESTATE. TENANT UNDERSTANDS THESE RIGHTS, YET NONETHELESS VOLUNTARILY WAIVES THOSE RIGHTS, AND IS AWARE AND AGREES THAT UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, LANDLORD MAY OBTAIN A JUDGMENT AGAINST TENANT AS SET FORTH IN THIS SECTION WITHOUT TENANT'S PRIOR KNOWLEDGE OR CONSENT, AND THAT LANDLORD MAY THEN GARNISH OR ATTACH THE BANK ACCOUNTS AND OTHER ASSETS AND/OR PROPERTY OF TENANT, AND/OR MAY PLACE A LIEN ON THE REAL ESTATE OF TENANT, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING.

      TENANT HAS CONSULTED WITH AN ATTORNEY REGARDING THE RIGHTS WHICH IT IS WAIVING UNDER THIS CLAUSE, HAS BEEN FULLY ADVISED OF THOSE RIGHTS, AND NONETHELESS KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES SAID RIGHTS AS AFORESAID. IF TENANT HAS NOT


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      CONSULTED WITH AN ATTORNEY REGARDING THE RIGHTS WHICH IT IS WAIVING,
      TENANT IS AWARE THAT IT HAS HAD EVERY OPPORTUNITY TO DO SO, AND KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THE WAIVER OF THESE RIGHTS, AND NONETHELESS KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES THESE RIGHTS.

      TENANT ACKNOWLEDGES THAT IT WILL BE UNABLE TO CHALLENGE THE AFORESAID JUDGEMENT, GARNISHMENT AND/OR ATTACHMENT EXCEPT BY A PROCEEDING TO OPEN AND/OR STRIKE SAID JUDGEMENT, GARNISHMENT AND/OR ATTACHMENT AND THAT SUCH A PROCEEDING WILL REQUIRE PAYMENT OF ATTORNEYS' FEES AND COSTS BY TENANT. SAID RIGHTS HAVE BEEN WAIVED BY TENANT IN CONSIDERATION OF ALL OF THE LANDLORD'S DUTIES AND/OR OBLIGATION UNDER THIS LEASE.

      ____________ Tenant initials

25.   Care and Operation of Premises.

      A. The Premises, including Tenant's windows and signs, shall be kept neat, clean and in good repair and order by Tenant at Tenant's expense. Tenant shall store all of Tenant's trash, garbage, and other refuse in suitable receptacles within the Premises and shall be responsible for the removal and disposition of refuse from the Premises to designated dumpster locations.

      B. Tenant shall not cause or permit any unusual or objectionable noises or odors to emanate from the Premises, or permit the playing or making of any music, sound or advertising matter which can be heard outside of the Premises. Tenant agrees that no noxious fumes or hazardous wastes or chemicals will be used on or emitted from the property in the daily conduct of the Tenant's business.

      C. Tenant shall not obstruct, encumber or use for any purposes, other than ingress or egress to and from the premises, the sidewalks in front of or abutting any part of the premises or the entrances or vestibules thereof and no selling shall be conducted or products displayed by Tenant anywhere within the Development outside the premises unless the same shall be expressly permitted by this Lease.

26. Gross Floor Area. For the purpose of this Lease, "gross floor area" shall be deemed to mean within the exterior faces of the exterior walls (except party walls and walls between spaces occupied by two or more separate occupants, in both of which cases the center of the wall in question shall be used instead of the exterior face thereof) of all floors, without deduction or exclusion for any space occupied by or used for columns or other interior construction or equipment and any common hallway directly behind Leased Premises.

27. Signs. Tenant shall post no signs unless specifically approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed. All signs shall conform to all zoning codes and of such size, color, design and character and in such location as Landlord shall approve in writing. No other signs, lettering or other forms of inscription or


                                       9
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      advertising devices shall be displayed on the exterior of the Premises or on the inner or on the outer face of the windows, entrances, or doors, without prior written approval of Landlord. Landlord reserves to itself the exclusive right to the use of the roof of the Premises for all purposes.

28.   Common Areas.

      A. Landlord reserves the right to make changes, additions, alterations or improvements in or to the common areas of the Building; provided, however that there shall thereby be caused no unreasonable obstruction of Tenant's right of access to the Premises, or any unreasonable interference with Tenant's use of the Premises, or any reduction in the minimum required size of such common areas.


      B. Tenant will at its expense, keep the areas immediately in front of its doors free of debris, et cetera.

29.   Rules and Regulations.  Tenant, and its servants, employees, agents,
      licensees and     concessionaires shall observe faithfully and comply
      with such reasonable rules and regulations existing for the property or those which may be from time to time adopted by the Landlord governing the use of the common areas; provided that Tenant's rights hereunder shall not be adversely impacted by such rules and regulations to any extent. The Landlord reserves the right from time to time to make reasonable changes in such rules and regulations and to make reasonable changes, additions, alterations or improvements in or to such common areas. Tenant further agrees that it is bound by all of the covenants, terms, conditions, requirements and rules and Regulations in the Declaration of Condominium, Bylaws, and Rules and Regulations of Union Square Condominium.

30. Extraneous Warranties and Representations. Landlord or Landlord's agents have mno representations, warranties or promises with respect to the Development, or the Premises, except as herein expressly set forth.

31. Landlord's Right to Enter. Landlord may, at reasonable times during business hours and upon 24 hours prior notice to Tenant, except in case of emergency, enter the Leased Premises to inspect it, to make repairs or alterations, and to show it to potential buyers, lenders or tenants.

32. Surrender upon Termination. At the end of the Lease term the Tenant shall surrender the leased property in as good condition as it was in at the beginning of the term, reasonable use and wear excepted.

33. Quiet Enjoyment. The Landlord agrees that if the Tenant shall pay the rent as aforesaid and perform the covenants and agreements herein contained on its part to be performed, the Tenant shall peaceably hold and enjoy the said Leased Premises without hindrance or interruption by the Landlord or by any other person or persons acting under or through the Landlord.


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34.   No Smoking Building. The building in which the Premises is a part is a non-smoking building and Tenant agrees that neither Tenant, his employees, guests or clients will be allowed to smoke in the Leased Premises.

35. Subordination. This Lease, and the Tenant's leasehold interest, is and shall be subordinate, subject and inferior to any and all liens and encumbrances now and thereafter placed on the Leased Premises by Landlord, any and all extensions of such liens and encumbrances and all advances paid under such liens and encumbrances.

36. Execution of Estoppel Certificate. At any time Landlord or any mortgagee, can require Tenant, within twenty (20) days of the date of such written request, to execute and deliver to Landlord and/or such mortgagee, without charge and in a form satisfactory to landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the term of this lease; (c) certifying that Tenant is in occupancy of the Leased Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and thereafter no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claim by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any, and (h) any other information which Landlord or the Mortgagee shall reasonably require.

37.   Additional Provisions:

      A. Exhibit A. Specifications for fit-out of the Leased Premises are attached hereto as Exhibit A.

38.   Miscellaneous Terms:

      A. Notices. Any notice, statement, demand or other communication by one party to the other, shall be given by personal delivery or by mailing the same, postage prepaid, addressed to the Tenant at the Premises, or to the Landlord at the address set forth above, or by facsimile transmission to the fax numbers set forth above. The date of notice shall be deemed to be the date such notice was mailed or faxed.

      B. Severability. If any clause or provision herein shall be adjudged invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision, which shall remain in full force and effect.


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      C.    Waiver.  The failure of either party to enforce any of the provisions of this lease shall not be considered a waiver of that provision or the right of the party to thereafter enforce the provision .

      D. Complete Agreement. This Lease constitutes the entire understanding of the parties with respect to the subject matter hereof and may not be modified except by an instrument in writing and signed by the parties.

      IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 19th day of February, 2001.


                                    LANDLORD
                                    UNION SQUARE, LIMITED PARTNERSHIP


/s/                                 /s/ George E. Michael
- --------------------------          ---------------------
Witness                             By: George E. Michael, Partner



                                    TENANT:
                                    PHOTOGEN, INC.

/s/                                 /s/ Brooks Boveroux
- ---------------------------         -----------------------------
Witness                             By:  Brooks Boveroux, CFO


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